Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Equity Income Fund

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Focus Fund

Oppenheimer Global High Yield Fund

Oppenheimer Global Multi-Asset Growth Fund

Oppenheimer Global Multi-Asset Income Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Unconstrained Bond Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Government Cash Reserves

Oppenheimer Government Money Market Fund

Oppenheimer Intermediate Term Municipal Fund

Oppenheimer International Diversified Fund

Oppenheimer International Equity Fund

Oppenheimer International Growth Fund

Oppenheimer International Small-Mid Company Fund

Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Macquarie Global Infrastructure Fund

Oppenheimer Main Street Fund®

Oppenheimer Main Street Mid Cap Fund®

Oppenheimer Main Street Small Cap Fund®

Oppenheimer Mid Cap Value Fund

Oppenheimer Municipal Fund

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Preferred Securities and Income Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester® AMT-Free New York Municipal Fund

Oppenheimer Rochester® Fund Municipals

Oppenheimer Rochester® Limited Term New York Municipal Fund

Oppenheimer Rochester® Short Duration High Yield Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Short Term Municipal Fund

Oppenheimer Small Cap Value Fund

Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Oppenheimer SteelPath MLP Alpha Fund

Oppenheimer SteelPath MLP Alpha Plus Fund

Oppenheimer SteelPath MLP Income Fund

Oppenheimer SteelPath MLP Select 40 Fund

Oppenheimer SteelPath Panoramic Fund

Oppenheimer Total Return Bond Fund

Oppenheimer Ultra-Short Duration Fund

Oppenheimer Value Fund

Supplement dated November 29, 2018 to the Prospectus

This supplement amends the prospectus of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

1.	The first paragraph of the section “Special Sales Charge Arrangements and Waivers” appearing in the Appendix is deleted and replaced by the following:

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge (“CDSC”) that may apply to Class A or Class C shares of the Oppenheimer funds may be waived. The sales charge waivers and discounts discussed in the prospectus under “Sales Charge Waivers” are offered by the Fund and Distributor. However, the additional waivers and discounts set forth below may be offered to clients of specific financial intermediaries. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase or redemption of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. The financial intermediary-specific waivers and discounts shown below are only available to clients of those financial intermediaries specifically named in this appendix. Clients of other intermediaries may be eligible for the discounts and waivers listed in the prospectus under “Sales Charge Waivers,” but are not entitled to the waivers and discounts included in this appendix. Please contact your financial intermediary for questions regarding your eligibility and for more information with respect to your financial intermediary’s sales charge waivers and discounts. The waivers below apply to the extent the Fund offers the particular share class identified below. The terms and availability of these waivers and special arrangements may be amended or terminated at any time.

2.	The following is added at the end of the Appendix:

Sales Charge Waivers Available at Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan.
  Return of excess contribution from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Frond-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

November 29, 2018	PS0000.198